UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 31, 2018

Black Hills Corporation
(Exact name of registrant as specified in its charter)

South Dakota
(State or other jurisdiction of incorporation)

001-31303		46-0458824
(Commission File Number)		(IRS Employer Identification No.)

7001 Mount Rushmore Road
Rapid City, South Dakota		57702-1400
(Address of principal executive offices)		(Zip Code)

605.721-1700
(Registrants telephone number, indicating area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2018, David R. Emery, Chairman and Chief Executive Officer of Black Hills Corporation (the “Company”), notified the Company’s Board of Directors (the “Board”) that he will retire as Chief Executive Officer, effective December 31, 2018. To facilitate a smooth leadership transition, Emery will continue to serve as an employee of the company in the role of Executive Chairman of the Board of Directors until May 1, 2020, following the expiration of his current Board term ending at the April 2020 Annual Meeting of Shareholders.

As Executive Chairman, Emery will receive an annual salary equal to $1,300,000 effective January 1, 2019, decreasing to an annual salary equal to $480,000, effective January 1, 2020 ($160,000 for the service period of January 1, 2020 to May 1, 2020). In addition, he will continue to receive all full-time employee and officer benefits and perquisites until his retirement as Executive Chairman on May 1, 2020.

On October 31, 2018, the Company announced that, in connection with Emery’s retirement, Linden R. Evans has been elected as the Company’s President and Chief Executive Officer, effective January 1, 2019. Evans has served as the Company’s President and Chief Operating Officer since January 2016, as President and Chief Operating Officer of Utilities from 2004 through 2015, as Vice President and General Manager of the Company’s former telecommunication subsidiary in 2003 and 2004, and as Associate Counsel from 2001 to 2003. He has 17 years of experience with the Company.

In connection with his election as the Company’s President and Chief Executive Officer, Evans base salary will increase to $750,000 per annum effective as of January 1, 2019. In addition, Evans will be eligible to receive an annual incentive based on 100% of his base salary in 2019 in accordance with the Company’s Short-Term Incentive Plan and $1,500,000 of target award value pursuant to the Company’s Long-Term Incentive Plan to be granted as part of the regular compensation cycle in January and February of 2019.

In addition, on October 29, 2018, the Board elected Evans to the Board of Directors, effective November 1, 2018. He will fill the current vacant position as a Class III Director whose term will be considered for re-election at the 2019 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Brian G. Iverson
Brian G. Iverson
Senior Vice President
and General Counsel

Date: October 31, 2018